UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017

GLOBAL PARTNER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

1 Rockefeller Plaza, 11th Floor, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

(646) 756-2877
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 13, 2017, in connection with its planned business combination with Purple Innovation, LLC (“Purple”), Global Partner Acquisition Corp. (“GPAC”) commenced distribution of a “Purple investor presentation” (the “November Investor Presentation”) and filed a copy of the November Investor Presentation with the Securities and Exchange Commission under cover of Form 8-K.

The November Investor Presentation included financial information, including financial estimates of Purple based on financial results through June 30, 2017.

Purple is currently in the process of preparing its financial information for the quarter ended September 30, 2017. The review of the financial statements for such period has not as yet been completed. Upon completion, GPAC expects to file and distribute an updated version of the investor presentation, which will include updated financial information and projections. GPAC will also be including such updated financial information in its proxy statement related to the Special Meeting of Stockholders of GPAC to be called to consider and vote upon the business combination.

Accordingly, because the updated financial information with respect to Purple will reflect results for the period following June 30, 2017, investors are advised that the guidance and projections set forth in the November Investor Presentation are subject to change. Purple reiterates the full year 2017 net revenue guidance of $190 million. Based on increased operating expenses incurred for the period following June 30, 2017, including sales and marketing expense, Purple has advised GPAC that it now expects profitability on an Adjusted EBITDA basis to be approximately breakeven for the full year 2017.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “may”, “seek,” “target” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the timing of the Business Combination; the ability of GPAC and Purple to consummate the Transactions; the business plans, objectives, expectations and intentions of the parties once the Transactions are complete; and GPAC’s and Purple’s future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Purple or GPAC following the announcement of the proposed Business Combination and the other Transactions contemplated thereby; the inability to complete the proposed Business Combination or the other Transactions due to the failure to obtain approval of the stockholders of GPAC, or other conditions to closing in the Merger Agreement; the inability to maintain the listing of GPAC’s common stock and warrants on The NASDAQ Capital Market or any other stock exchange following the proposed Business Combination; the risk that the proposed Business Combination or the other Transactions may disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the proposed Business Combination or the other Transactions, which may be affected by, among other things, competition and the inability of the combined business to grow and manage growth profitably; Purple’s ability to execute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Purple’s products; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acquisitions; the performance of Purple’s products; rising costs adversely affecting Purple’s profitability; costs related to the proposed Business Combination or the other Transactions; the intense competition in the industry; the possibility that Purple or GPAC may be adversely affected by other economic, business, and/or competitive factors; the risk of loss of key personnel or inability to recruit talent; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by GPAC and Purple.

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Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in the preliminary proxy statement and, when available, the definitive proxy statement, filed by GPAC with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. GPAC and Purple disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

 Additional Information about the Transactions and Where to Find It

In connection with the Business Combination and the other Transactions, GPAC will file preliminary and definitive proxy statements with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, in connection with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and the other Transactions because the proxy statements will contain important information about the Business Combination and the other Transactions and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the Business Combination and the other Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor, New York, New York 10020, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Purple, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the Business Combination and the other Transactions. Information regarding the participants is available in the preliminary proxy statement filed by GPAC with the SEC on November 6, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Disclaimer

This report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARTNER ACQUISITION CORP.

By:	/s/ Andrew Cook
Name: Title:	Andrew Cook Chief Financial Officer and Secretary

Date: December 5, 2017

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